EXHIBIT 99.3

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2004-AR12
Mortgage Loans
Preliminary Collateral Information As of October 1, 2004

TOTAL CURRENT BALANCE:	1,784,625,920
TOTAL ORIGINAL BALANCE:	1,796,303,745

NUMBER OF LOANS:	3,478

			Minimum		Maximum
AVG CURRENT BALANCE:	$513,118.44		$51,145.92		$1,498,827.55
AVG ORIGINAL AMOUNT:	$516,476.06		$333,750.00		$1,500,000.00

WAVG GROSS COUPON:	4.092%		3.522%		5.032%
WAVG GROSS MARGIN:	2.570%		2.000%		3.510%
WAVG MAX INT RATE:	9.961%		9.950%		13.700%
WAVG PERIODIC RATE CAP:	0.000%		0.000%		0.000%
WAVG FIRST RATE CAP:	0.000%		0.000%		0.000%

WAVG ORIGINAL LTV:	70.18%		10.64%		90.00%

WAVG FICO SCORE:	723		620		828

WAVG ORIGINAL TERM:	366	months	360	months	480	months
WAVG REMAINING TERM:	363	months	355	months	479	months
WAVG SEASONING:	3	months	1	months	5	months

WAVG NEXT RATE RESET:	1	months	1	months	1	months
WAVG RATE ADJ FREQ:	1	months	1	months	1	months
WAVG FIRST RATE ADJ FREQ:	1	months	1	months	3	months

WAVG PREPAY TERM:	17	months	0	months	36	months

TOP NEG AM LOANS CONC ($):	100.00 % Negative Amortization
TOP STATE CONC ($):	66.33 % California, 4.10 % New York, 3.62 % Florida
MAXIMUM ZIP CODE CONC ($):	0.69% 95476

FIRST PAY DATE:			Jun 01, 2004		Oct 01, 2004
RATE CHG DATE:			Nov 01, 2004	Nov 01, 2004
MATURE DATE:			May 01, 2034		Sep 01, 2044

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
51,146 - 100,000	4	271,018.00	0.02
100,001 - 200,000	2	392,628.71	0.02
200,001 - 300,000	5	1,320,915.15	0.07
300,001 - 400,000	1,046	384,310,609.40	21.53
400,001 - 500,000	1,002	450,788,763.04	25.26
500,001 - 600,000	679	373,635,960.44	20.94
600,001 - 700,000	424	276,076,618.71	15.47
700,001 - 800,000	152	112,454,311.38	6.30
800,001 - 900,000	39	33,480,335.96	1.88
900,001 - 1,000,000	35	34,118,941.22	1.91
1,000,001 - 1,100,000	15	15,799,268.33	0.89
1,100,001 - 1,200,000	13	15,161,419.76	0.85
1,200,001 - 1,300,000	18	22,771,921.12	1.28
1,300,001 - 1,400,000	9	12,258,119.84	0.69
1,400,001 - 1,498,828	35	51,785,088.80	2.90
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.52200 - 3.75000	123	60,879,431.56	3.41
3.75001 - 4.00000	1,228	616,189,480.43	34.53
4.00001 - 4.25000	1,601	849,557,033.20	47.60
4.25001 - 4.50000	456	226,604,671.96	12.70
4.50001 - 4.75000	56	26,131,490.73	1.46
4.75001 - 5.00000	11	4,038,590.81	0.23
5.00001 - 5.03200	3	1,225,221.17	0.07
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.000 - 2.000	31	15,809,016.51	0.89
2.001 - 2.250	101	49,541,160.08	2.78
2.251 - 2.500	1,376	697,822,009.76	39.10
2.501 - 2.750	1,497	790,103,227.71	44.27
2.751 - 3.000	420	208,647,072.52	11.69
3.001 - 3.250	39	17,439,621.30	0.98
3.251 - 3.500	13	4,913,159.94	0.28
3.501 - 3.510	1	350,652.04	0.02
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
9.950 - 10.000	3,352	1,713,560,034.98	96.02
10.001 - 10.250	72	50,549,430.62	2.83
10.251 - 10.500	41	15,571,507.01	0.87
10.501 - 10.750	11	4,070,378.12	0.23
13.501 - 13.700	2	874,569.13	0.05
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	3,478	1,784,625,919.86	100.00
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	3,478	1,784,625,919.86	100.00
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
110	134	73,163,593.02	4.10
125	3,344	1,711,462,326.84	95.90
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	3,308	1,693,519,350.73	94.89
480	170	91,106,569.13	5.11
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
355 - 360	3,308	1,693,519,350.73	94.89
> 360	170	91,106,569.13	5.11
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1 - 5	3,478	1,784,625,919.86	100.00
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 1	3,478	1,784,625,919.86	100.00
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	3,478	1,784,625,919.86	100.00
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	3,429	1,759,204,168.22	98.58
2	13	6,537,365.22	0.37
3	36	18,884,386.42	1.06
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
11/01/04	3,478	1,784,625,919.86	100.00
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
10.64 - 15.00	1	583,721.96	0.03
15.01 - 20.00	1	997,815.29	0.06
20.01 - 25.00	6	4,612,845.21	0.26
25.01 - 30.00	10	5,197,339.50	0.29
30.01 - 35.00	16	9,613,276.74	0.54
35.01 - 40.00	35	21,877,931.94	1.23
40.01 - 45.00	53	32,241,479.99	1.81
45.01 - 50.00	100	59,383,801.85	3.33
50.01 - 55.00	149	84,835,842.32	4.75
55.01 - 60.00	196	122,679,989.31	6.87
60.01 - 65.00	254	161,612,881.35	9.06
65.01 - 70.00	348	169,612,759.88	9.50
70.01 - 75.00	834	413,639,325.20	23.18
75.01 - 80.00	1,455	689,236,269.18	38.62
80.01 - 85.00	4	1,801,956.02	0.10
85.01 - 90.00	16	6,698,684.12	0.38
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
620 - 620	6	3,362,368.53	0.19
621 - 640	47	21,457,131.94	1.20
641 - 660	102	50,683,535.12	2.84
661 - 680	210	103,656,587.93	5.81
681 - 700	682	355,007,995.43	19.89
701 - 720	658	332,416,316.87	18.63
721 - 740	568	295,126,901.13	16.54
741 - 760	564	287,950,581.38	16.14
761 - 780	419	221,928,497.17	12.44
781 - 800	196	100,774,104.94	5.65
801 - 820	25	11,899,514.13	0.67
821 - 828	1	362,385.29	0.02
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Reduced Documentation	2,373	1,242,624,896.67	69.63
Full Documentation	1,105	542,001,023.19	30.37
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	3,220	1,660,022,904.36	93.02
Second Home	210	107,059,939.20	6.00
Non-owner	48	17,543,076.30	0.98
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	3,071	1,586,152,526.16	88.88
Condominium	351	164,950,027.47	9.24
Duplex	42	24,157,270.81	1.35
Triplex	9	5,719,033.09	0.32
Fourplex	2	2,215,369.68	0.12
Townhouse	2	992,653.93	0.06
Cooperative	1	439,038.72	0.02
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	1,623	809,335,498.72	45.35
Cash Out Refinance	1,456	766,985,568.02	42.98
Rate/Term Refinance	398	207,818,469.91	11.64
Other	1	486,383.21	0.03
Total	3,478	1,784,625,919.86	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	43	22,184,914.78	1.24
California	2,286	1,183,674,710.68	66.33
Colorado	74	38,110,096.19	2.14
Connecticut	47	24,061,174.13	1.35
Delaware	6	2,853,032.31	0.16
District of Columbia	16	8,480,034.61	0.48
Florida	126	64,610,219.43	3.62
Georgia	14	7,419,803.74	0.42
Idaho	1	391,104.41	0.02
Illinois	80	38,112,231.41	2.14
Indiana	3	1,744,885.09	0.10
Maryland	72	36,545,611.56	2.05
Massachusetts	95	45,252,133.21	2.54
Michigan	42	20,720,675.52	1.16
Minnesota	17	7,780,729.70	0.44
Missouri	3	1,432,922.70	0.08
Montana	2	1,094,690.43	0.06
Nevada	33	17,420,560.64	0.98
New Hampshire	5	2,150,961.94	0.12
New Jersey	99	53,486,386.88	3.00
New Mexico	1	478,791.44	0.03
New York	134	73,163,593.02	4.10
North Carolina	8	3,673,880.13	0.21
Ohio	8	4,205,462.45	0.24
Oregon	25	11,755,607.20	0.66
Pennsylvania	21	8,951,611.28	0.50
Rhode Island	3	1,315,481.56	0.07
South Carolina	12	6,541,300.19	0.37
Texas	21	10,498,854.98	0.59
Utah	8	3,867,527.76	0.22
Virginia	80	38,305,283.65	2.15
Washington	87	41,884,412.99	2.35
Wisconsin	6	2,457,233.85	0.14
Total	3,478	1,784,625,919.86	100.00